Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Aldabra 2 Acquisition Corp. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in his capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: July 31, 2007	/s/ Jason Weiss
	Name:	Jason Weiss
	Title:	Chief Executive Officer and Secretary (Principal Executive Officer and Principal Financial and Accounting Officer)